UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 27, 2013

K-SWISS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18490	95-4265988
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

31248 Oak Crest Drive, Westlake Village, CA	91361
(Address of principal executive offices)	(Zip code)

818-706-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 27, 2013, K-Swiss Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the three and twelve months ended December 31, 2012.  A copy of the Company’s press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished under Item 2.02 “Results of Operations and Financial Condition.”  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference in any filing, registration statement or other document filed under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger by and among, the Company, E-Land World Limited and Ian Acquisition Sub, Inc., the Company plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF K-SWISS INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS.  Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, at the Company’s website at http://www.kswiss.com/customer/page/investors and from the Company by directing a written request to K-Swiss Inc., 31248 Oak Crest Drive, Westlake Village, CA 91361, Attention: Investor Relations.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the interests of these executive officers and directors in the proposed merger will be included in the proxy statement described above.  Additional information regarding these directors and executive officers is also included in the Company’s 10-K, which was filed with the SEC on February 27, 2013.  This document is available free of charge at the SEC’s website at www.sec.gov and from the Company by contacting Investor Relations at the address set forth above.

Item 9.01.            Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press Release issued February 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Swiss Inc.

Date: February 27, 2013	By:	/s/ GEORGE POWLICK
George Powlick,
Vice President of Finance, Chief
Administrative Officer, Chief Financial
Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued February 27, 2013.

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